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                                                                      Exhibit 23



                    Consent of Independent Public Accountants
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Meridian's previously filed Registration Statements File Nos. 333-18979, 33-38488, 33-78868, 33-89214, 33-65443 and 333-74825.



                                                        ARTHUR ANDERSEN LLP



Cincinnati, Ohio
December 20, 1999